UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 26, 2015, CareView Communications, Inc. (the “Company”) and certain of its subsidiaries entered into a Credit Agreement (the “Credit Agreement”) with PDL BioPharma, Inc., as administrative agent and lender (the “Lender”). Under the Credit Agreement, the Lender made available to the Company up to $40 million in two tranches of $20 million each.

In the event that a specified milestone relating to the placement of the Company’s products (the “Tranche One Milestone”) occurs on or before October 31, 2015, the Lender will fund the Company $20 million (“Tranche One”). In the event that additional specified milestones relating to the placement of the Company’s products and revenue occur on or before June 30, 2017, the Lender will fund the Company an additional $20 million (“Tranche Two” and, together with Tranche One, the “Loans”). Outstanding borrowings under Tranche One bear interest at the rate of 13.5% per annum, payable quarterly in arrears. Outstanding borrowings under Tranche Two bear interest at the rate of 13.0% per annum, payable quarterly in arrears.

Principal repayment under each of Tranche One and Tranche Two will commence on the ninth interest payment date. The Company may elect to pay a portion of the interest due in the form of additional Loans during the first eight interest payment dates. Each tranche will mature on the fifth anniversary of the date borrowed. The Company may elect to prepay the Loans at any time without any premium or penalty, subject to certain conditions.

The obligations under the Credit Agreement are secured by a pledge of substantially all of the assets of the Company and certain of its domestic subsidiaries.

The Credit Agreement contains customary affirmative covenants for transactions of this type and other affirmative covenants agreed to by the parties, including, among others, the provision of annual and quarterly reports, maintenance of property, insurance, compliance with laws and contractual obligations and payment of taxes. The Credit Agreement contains customary negative covenants for transactions of this type and other negative covenants agreed to by the parties, including, among others, restrictions on the incurrence of indebtedness, the granting of liens, making restricted payments and investments, entering into affiliate transactions and transferring assets.

The Credit Agreement also provides for a number of customary events of default, including payment, bankruptcy, covenant, representation and warranty and judgment defaults.

The Company had no relationship with the Lender, material or otherwise, prior to entering into the Credit Agreement.

Contemporaneously with the execution of the Credit Agreement on June 26, 2015, the Company issued to the Lender a warrant to purchase 4,444,445 shares of the Company’s common stock at an exercise price of $0.45 per share, subject to adjustment as described therein (the “Warrant”). The warrant expires on June 26, 2025.

In addition, contemporaneously with the execution of the Credit Agreement on June 26, 2015:

•      the Company and the Lender executed a Registration Rights Agreement pursuant to which the Company agreed to provide the Lender with certain registration rights with respect to the shares of common stock issuable upon exercise of the Warrant (the “PDL RRA”);

•      the Company, the Lender, CareView Communications, Inc., a Texas corporation and a subsidiary of the Company (“CareView TX”) and CareView Operations, LLC, a Texas limited liability company and a subsidiary of the Company (“CareView LLC”) executed a Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”) pursuant to which certain of the Company’s subsidiaries guaranteed the Company’s performance of its obligations under the Credit Agreement and granted the Lender a security interest in such subsidiaries’ tangible and intangible assets securing the Company’s performance of the same;

•      CareView TX executed (i) a Patent Security Agreement (the “Patent Security Agreement”) and (ii) a Trademark Security Agreement (the “Trademark Security Agreement”) pursuant to which CareView TX granted the Lender a security interest in CareView TX’s tangible and intangible assets securing the Company’s performance of its obligations under the Credit Agreement;

•      the Company, the Lender, HealthCor Partners Fund, LP (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Funds”) and the Second Lien Claimholders (as defined therein) executed a Subordination and Intercreditor Agreement (the “Subordination and Intercreditor Agreement”) pursuant to which the Company granted first-priority liens on its and CareView TX’s pledged assets to the Lender and second-priority liens on such pledged assets to the HealthCor Funds and the Second Lien Claimholders (as defined therein);

•      the Company, the HealthCor Funds and the other investors named therein executed a Seventh Amendment to Note and Warrant Purchase Agreement dated April 21, 2011, as amended (the “Note and Warrant Purchase Agreement”), pursuant to which the Note and Warrant Purchase Agreement was amended to permit the Company to enter into and the perform its obligations under the Credit Agreement (the “Seventh Amendment to NWPA”);

•      the Company and the HealthCor Funds executed an Amendment to Registration Rights Agreement dated April 21, 2011 (the “HC RRA”) pursuant to which the HC RRA was amended to make its priority of registration consistent with the PDL RRA (the “Amendment to HC RRA”); and

•      the Company entered into the following allonges with respect to its Senior Secured Convertible Notes issued pursuant to the Note and Warrant Purchase Agreement: Allonge No. 1 to the Senior Secured Convertible Note (issued April 21, 2011) by and between the Company and HealthCor Partners, Allonge No. 1 to Senior Secured Convertible Note (issued April 21, 2011) by and between the Company and HealthCor Hybrid, Allonge No. 1 to Senior Secured Convertible Note (issued January 31, 2012) by and between the Company and HealthCor Partners, Allonge No. 1 to Senior Secured Convertible Note (issued January 31, 2012) by and between the Company and HealthCor Hybrid, Allonge No. 1 to Senior Secured Convertible Note (issued January 16, 2014) by and between the Company and HealthCor Partners, Allonge No. 1 to Senior Secured Convertible Note (issued January 16, 2014) by and between the Company and HealthCor Hybrid, and Allonge No. 1 to Senior Secured Convertible Notes (issued February 17, 2015) by and among the Company, HealthCor Partners and certain investors named therein (collectively, the “Allonges”). The Allonges amended (i) the Senior Secured Convertible Notes (issued April 21, 2011) to extend, in the event that Tranche Two is funded, the maturity date for such notes to 90 days after the earlier of the Tranche Two maturity date or repayment date, but not later than December 31, 2022 and (ii) the Senior Secured Convertible Notes (issued January 31, 2012) to set the maturity date at April 20, 2021 and, in the event that Tranche Two is funded, to extend such maturity date to 90 days after the earlier of the Tranche Two maturity date or repayment date, but later than December 31, 2022. The Allonges also made certain other amendments to each of the Senior Secured Convertible Notes issued under the Note and Warrant Purchase Agreement, including to subordinate the notes to the Loans and to increase certain event of default acceleration and payment thresholds.

The foregoing descriptions of the Credit Agreement, the Warrant, the PDL RRA, the Guarantee and Collateral Agreement, the Patent Security Agreement, the Trademark Security Agreement, the Subordination and Intercreditor Agreement, the Seventh Amendment to NWPA, the Amendment to HC RRA and the Allonges, are qualified, in their entirety, by reference to each agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of a direct financial obligation of the Company is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

As described above in Item 1.01, on June 26, 2015 the Company issued to the Lender a warrant to purchase 4,444,445 shares of the Company’s common stock at an exercise price of $0.45 per share, subject to adjustment as described therein (the “Warrant”). The Warrant was issued in reliance upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended.

The foregoing description of the Warrant is qualified, in its entirety, by reference to the Warrant, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On June 29, 2015, the Company issued a press release announcing the execution of the Credit Agreement and the issuance of the Warrant. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 8.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The press release may contain hypertext links to information on our website. The information on our website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exh. No.	Date	Document
10.01	06/26/15	Credit Agreement between the Company, CareView TX and the Lender

10.02	06/26/15	Subordination and Intercreditor Agreement between the Company, the Lender, the HealthCor Funds and the Second Lien Claimholders

10.03	06/26/15	Patent Security Agreement of CareView TX

10.04	06/26/15	Trademark Security Agreement of CareView TX

10.05	06/26/15	Guarantee and Collateral Agreement between the Company, CareView TX, CareView LLC and the Lender

10.06	06/26/15	Registration Rights Agreement between the Company and the Lender

10.07	06/26/15	Warrant to purchase 4,444,445 shares of the Company’s common stock issued to the Lender

10.08	06/26/15	Seventh Amendment to Note and Warrant Purchase Agreement between the Company, the HealthCor Funds and the Investors named therein

10.09	06/26/15	Amendment to Registration Rights Agreement between the Company and the HealthCor Funds

10.10	06/26/15	Allonge No. 1 to the Senior Secured Convertible Note (issued April 21, 2011) by and between the Company and HealthCor Partners

10.11	06/26/15	Allonge No. 1 to Senior Secured Convertible Note (issued April 21, 2011) by and between the Company and HealthCor Hybrid

10.12	06/26/15	Allonge No. 1 to Senior Secured Convertible Note (issued January 31, 2012) by and between the Company and HealthCor Partners

10.13	06/26/15	Allonge No. 1 to Senior Secured Convertible Note (issued January 31, 2012) by and between the Company and HealthCor Hybrid

10.14	06/26/15	Allonge No. 1 to Senior Secured Convertible Note (issued January 16, 2014) by and between the Company and HealthCor Partners

10.15	06/26/15	Allonge No. 1 to Senior Secured Convertible Note (issued January 16, 2014) by and between the Company and HealthCor Hybrid

10.16	06/26/15	Allonge No. 1 to Senior Secured Convertible Notes (issued February 17, 2015) by and among the Company, HealthCor Partners and certain investors named therein

99.1	06/29/15	Press Release announcing execution of the Credit Agreement and issuance of the Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2015	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer